UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2010

EGPI FIRECREEK, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-32507 (Commission File Number)	88-0345961 (IRS Employer Identification No.)

6564 Smoke Tree Lane, Scottsdale Arizona (principal executive offices)	85253 (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.

Effective October 1, 2010, EGPI Firecreek, Inc. (“Purchaser” or “EGPI”) executed a Securities Purchase / Exchange Agreement (“SPA”) with the owners (“Sellers”) of Terra Telecom, LLC, an Oklahoma limited liability company, located at 4510 South 86th East Ave, Tulsa, Oklahoma, 74145 (the “Company” or “Terra”) to acquire all of the outstanding stock of Terra, and 100% of the total LLC membership units existing thereof, (the Sellers, the Purchaser, and the Company are collectively referred to herein as the “PARTIES”). All assets and liabilities of the Company, other than information listed in the SPA (see Exhibit 10.1 to this Current Report hereto), are considered to be transferred to the Purchaser.

A summary of the material terms of the SPA are as follows:

A.          The Sellers own all of the issued and outstanding ownership interests of Terra and desire to exchange all of their interests in the Company for Preferred Stock of Purchaser.
B.          The Parties are delivering the SPA in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.
C.          The Purchaser has authorized a new series of convertible preferred stock of the Purchaser designated as Series D Cumulative Preferred Stock, the terms of which are set forth in the certificate of designation for such series of preferred stock and shall be convertible into the Purchaser’s common stock, par value $0.001 per share (the “Common Stock”), in accordance with the terms of the Certificate of Designations.
D.          In exchange for each of the Sellers’ ownership interest in Terra which in the aggregate equal 100%, the Sellers’ shall receive a proportionate pro rata share of 600,000 shares of EGPI new Series D convertible stock with stated value of $10.00 per share, in exchange for cancelation of debt in the aggregate amount of USD three million five hundred two thousand seven hundred seventy one ($3,502,771) dollars and upon which each of the Sellers are to acquire upon the terms and conditions stated in this SPA, (i) that aggregate number of shares of Preferred Stock set forth opposite such person’s name in column (3) on the Schedule of Buyers attached thereto as Exhibit A see Exhibit 10.1 to this Current Report hereto (which aggregate number of Preferred Stock for the Sellers’ shall be convertible up to 60,000,000 shares of Common Stock of the Purchaser, being referred to in the SPA as the “Conversion Shares”).
E.          Contemporaneously with the execution and delivery of the SPA, and in consideration for the issuance of the Preferred Shares, the Sellers’ shall transfer 100% of the unencumbered ownership interest in the Company owned by each of them, upon the terms and conditions set forth therein the SPA.

Exchange of Securities

1.1           Purchase and Sale.  Subject to the terms and conditions of the SPA the Sellers agree to exchange all of the outstanding ownership interests of the Company (“MEMBER UNITS” or “UNITS” or “SHARES”) for the Preferred Stock.
1.2           Preferred Stock.

1.2.1          In exchange for each of certain sellers unencumbered ownership interest in Terra, each of The Sellers’ shall acquire that aggregate number of shares of Preferred Stock of the Purchaser as set forth opposite such person’s name in column (3) on the “Schedule of Buyers” listed as an exhibit to the SPA, which aggregate number of Preferred Shares is hereinafter referred to as the “Consideration”. The Preferred Shares will be non-voting, convertible into Common Stock of the Purchaser (after giving effect to a reverse stock split discussed as example in Schedule 1.2.1) upon the triggering events described therein, but shall include at a minimum terms and conditions as follows:

(a)           FIRST CONVERSION DATE, January 1, 2013 (“FIRST CONVERSION DATE”) at Ten Cents ($0.10) per share subject to performance criteria of the Company of an average of the two previous calendar years, prior to the First Conversion Date, of Twenty Million US Dollars ($20,000,000.00) in revenue and an average of the two previous calendar years, prior to the First Conversion Date, of Two Million US Dollars ($2,000,000.00) in EBITDA.
(b)           If the performance criteria in section (a) above is not met for the First Conversion Date, then on January 1, 2014 (“SECOND CONVERSION DATE”) the Preferred Shares are convertible at Ten Cents ($0.10) per share if the following performance criteria of the Company is met for the calendar year ending in 2013:
(1)                      Thirty Million US Dollars ($30,000,000.00) in revenue,
(2)                      Three Million US Dollars ($3,000,000.00) in EBITDA.
(c)           If the Preferred Shares have not been converted by the First Conversion Date or the Second Conversion Date, then on January 2, 2014 the conversion prices changes to Twenty Cents ($0.20) per share,
(d)           If not converted, the Preferred Shares shall expire on January 1, 2015.
(e)           All determinations made hereunder shall be made an independent certified public accountant acceptable to all Parties the cost of which shall be split equally between the Purchaser and the Sellers.

A copy of the Stock Purchase Agreement which include the material terms, and its related attachments, are attached as exhibits to this report.

BUSINESS
TERRA TELECOM, LLC:

Terra Telecom is considered recognized as a leading provider of state-of-the-art communication technologies and a premier Alcatel-Lucent partner. They currently serve various sized companies and organizations that use and deploy communications systems, sales, service, and training while consolidating and optimizing the end user experience. Its goal is to provide customers value and integrity in each of these opportunities. Since 1980, Terra has focused on delivering enterprise solutions while leading with voice services and offering full turn-key solutions that consist of voice, data, video and associated applications. Terra is believed to have developed into an industry leader in value creation for each of their clients and stakeholders. Terra’s enterprise business has experienced exponential sales volume and revenue growth since January 2005 with year to year revenue growth presented to us averaging 46.6% over 2005, 2006 and 2007. In 2006 Terra relocated its company headquarters to a 25,000 square foot facility in Tulsa, Oklahoma. This facility provides Terra the space to continue growth and the ability to manage operations throughout the nation. Terra Telecom also works with the United Nations delivering Alcatel voice products to several countries and the Texas Dept. of Transportation, which will bring significant opportunities to EGPI Firecreek, Inc. through Terras various ITS/DOT opportunities in place with Alcatel products. Terra employs approximately 40 personnel at the present time.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In this Current Report, we make a number of statements, referred to as “forward-looking statements” which are intended to convey our expectations or predictions regarding the occurrence of possible future events or the existence of trends and factors that may impact our future plans and operating results.  We note, however, that these forward-looking statements are derived, in part, from various assumptions and analyses we have made in the context of our current business plan and information currently available to us and in light of our experience and perceptions of historical trends, current conditions and expected future developments and other factors we believe to be appropriate in the circumstances.

You can generally identify forward-looking statements through words and phrases such as “seek,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “budget,” “project,” “may be,” “may continue,” “may likely result,” and similar expressions.  When reading any forward-looking statement you should remain mindful that all forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of Terra Telecom, LLC, and that actual results or developments may vary substantially from those expected as expressed in or implied by that statement for a number of reasons or factors, including those relating to:

•	Whether or not markets for our products develop and, if they do develop, the pace at which they develop;

•	Our ability to attract and retain the qualified personnel to implement our growth strategies;

•	Our ability to fund our short-term and long-term financing needs;

•	Competitive factors;

•	General economic conditions;

•	Changes in our business plan and corporate strategies; and

•	Other risks and uncertainties discussed in greater detail in the sections of this Current Report.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

See Item 1.01, above.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registration

See Item 1.01 above.

Item 3.02	Unregistered Sales of Equity Securities

See Item 1.01 above.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the Investor is an “accredited investor” and/or qualified institutional buyer, the Investor has access to information about the Company and its investment, the Investor will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

It is not practicable to file the required historical financial statements of EGPI Firecreek, Inc., a Nevada corporation (the “registrant”), and Terra Telecom, LLC a company formed and existing under the laws of the State of Oklahoma (the newly acquired “Subsidiary”) at this time.  Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

(b)           Pro forma financial information.

It is not practicable to file the required pro forma financial statements of EGPI Firecreek, Inc., a Nevada corporation (the “registrant”), and Terra Telecom, LLC, a company formed and existing under the laws of the State of Oklahoma (the newly acquired “Subsidiary”). Accordingly, pursuant to Item 9.01(b)(2) of Form 8-K, the registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

(c)           Shell company transaction.  Not applicable.

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
10.1	Stock Purchase Agreement with the Stockholders of Terra Telecom, LLC
10.2	Schedule of Buyers, Exhibit A to the Securities Purchase Agreement with the Owners of Terra Telecom, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2010

EGPI FIRECREEK, INC.

By	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer